UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2004

QUANEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas 77027
(Address of principal executive offices)

Registrant's telephone number, including area code:   713-961-4600

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant's Code of Ethics

Effective September 1, 2004, Quanex Corporation's Code of Business Conduct & Ethics for Senior Financial Executives has been amended to more closely reflect the responsibilities of senior financial managers. A copy of the amended Code of Business Conduct & Ethics for Senior Financial Executives is attached to this Current Report on Form 8-K as Exhibit 14.1.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibit 14.1. CODE OF BUSINESS CONDUCT & ETHICS FOR SENIOR FINANCIAL EXECUTIVES

Exhibit Index
14.1	CODE OF BUSINESS CONDUCT & ETHICS FOR SENIOR FINANCIAL EXECUTIVES

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX CORPORATION (Registrant)
September 2, 2004 (Date)	/s/ TERRY M. MURPHY Terry M. Murphy Vice President - Finance & Chief Financial Officer (Principal Financial Officer)

Exhibit 14.1

QUANEX CORPORATION
CODE OF BUSINESS CONDUCT & ETHICS FOR SENIOR FINANCIAL EXECUTIVES	EFF. DATE:	9/1/04

A. POLICY OVERVIEW

It is the policy of Quanex Corporation and its subsidiaries (the "Company") to conduct its business in accordance with the highest standards of integrity. In furtherance of this policy, the Company believes that senior financial executives should abide by a code of ethics to ensure that the Company maintains the highest integrity with respect to the preparation of financial information related to the Company. This Code of Business Conduct & Ethics for Senior Financial Executives (the "Policy"), is an addition to the Quanex Code of Business Conduct & Ethics and shall apply to the Chief Executive Officer, Vice President – Finance & Chief Financial Officer, Vice President – Corporate Controller and others so designated by the Chief Executive Officer.

B. CODE OF BUSINESS CONDUCT & ETHICS FOR SENIOR FINANCIAL EXECUTIVES

The Chief Executive Officer, Vice President – Chief Financial Officer, Vice President – Corporate Controller and other so designated by the Chief Executive Officer and evidenced by their signature below, certify that they will adhere to the following principles and responsibilities governing their professional and ethical conduct:

  Act ethically and with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.
  Provide constituents with information that is accurate, complete, objective, relevant, timely and understandable.
  Take all actions reasonably available to see that the disclosures in reports and documents filed with, or submitted to, the Securities and Exchange Commission and in all other public communications made by the Company are full, fair, accurate, timely and understandable.
  Comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.
  Respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of my work will not be used for personal advantage.
  Promptly report to the Chair of the Audit Committee of the Board of Directors any known violations of this Code.

By signing this Code of Business Conduct & Ethics for Senior Financial Executives, I acknowledge that I have read and understand the Policy and that violations of the policy will result in disciplinary action up to and including dismissal and civil action as warranted.

Signature: ______________________ Date: ___________________________